Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
April 30, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.
SV4-NPRT3-0622
1.9867677.106
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 11.2%
Entertainment - 1.0%
Activision Blizzard, Inc.	1,501,238	113,493,593
Interactive Media & Services - 10.2%
Alphabet, Inc. Class A (a)	288,923	659,377,181
Meta Platforms, Inc. Class A (a)	2,351,898	471,484,992
Ziff Davis, Inc. (a)	92,942	8,212,355
		1,139,074,528
TOTAL COMMUNICATION SERVICES		1,252,568,121
CONSUMER DISCRETIONARY - 2.4%
Auto Components - 0.1%
Gentex Corp.	455,871	13,379,814
Hotels, Restaurants & Leisure - 0.2%
Domino's Pizza, Inc.	70,133	23,704,954
Household Durables - 0.6%
Garmin Ltd.	292,840	32,136,262
NVR, Inc. (a)	6,310	27,613,885
		59,750,147
Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. (a)	3,416	8,490,912
Specialty Retail - 1.4%
AutoZone, Inc. (a)	40,414	79,028,365
O'Reilly Automotive, Inc. (a)	129,865	78,769,616
Williams-Sonoma, Inc. (b)	5,654	737,734
		158,535,715
TOTAL CONSUMER DISCRETIONARY		263,861,542
CONSUMER STAPLES - 14.4%
Beverages - 4.6%
Brown-Forman Corp. Class B (non-vtg.)	352,200	23,752,368
Monster Beverage Corp. (a)	724,106	62,041,402
The Coca-Cola Co.	6,594,989	426,102,239
		511,896,009
Household Products - 5.3%
Colgate-Palmolive Co.	1,624,516	125,168,958
Procter & Gamble Co.	2,902,140	465,938,577
		591,107,535
Tobacco - 4.5%
Altria Group, Inc.	3,540,631	196,752,865
Philip Morris International, Inc.	3,000,645	300,064,500
		496,817,365
TOTAL CONSUMER STAPLES		1,599,820,909
FINANCIALS - 7.2%
Capital Markets - 6.1%
Ameriprise Financial, Inc.	215,658	57,255,042
Blackstone, Inc. (b)	1,323,884	134,466,898
Coinbase Global, Inc. (a)(b)	56,851	6,407,676
Evercore, Inc. Class A	75,206	7,953,035
FactSet Research Systems, Inc.	72,552	29,274,006
Houlihan Lokey	98,294	8,186,907
MarketAxess Holdings, Inc.	73,292	19,320,504
Moody's Corp.	311,726	98,655,044
S&P Global, Inc.	682,671	257,025,632
SEI Investments Co.	204,275	11,382,203
T. Rowe Price Group, Inc.	433,187	53,299,328
		683,226,275
Consumer Finance - 0.7%
Credit Acceptance Corp. (a)(b)	15,974	8,186,675
Discover Financial Services	564,878	63,526,180
SLM Corp. (b)	565,072	9,453,655
		81,166,510
Insurance - 0.4%
Erie Indemnity Co. Class A (b)	48,074	7,705,301
Fidelity National Financial, Inc.	548,410	21,837,686
Kinsale Capital Group, Inc. (b)	41,343	9,165,330
		38,708,317
TOTAL FINANCIALS		803,101,102
HEALTH CARE - 19.7%
Biotechnology - 4.0%
Amgen, Inc.	1,085,644	253,161,324
Biogen, Inc. (a)	283,123	58,731,035
Regeneron Pharmaceuticals, Inc. (a)	203,766	134,304,208
		446,196,567
Health Care Equipment & Supplies - 4.5%
Abiomed, Inc. (a)	87,691	25,130,487
Edwards Lifesciences Corp. (a)	1,203,348	127,290,151
Globus Medical, Inc. (a)(b)	151,369	10,023,655
IDEXX Laboratories, Inc. (a)	163,433	70,354,638
Medtronic PLC	2,593,927	270,702,222
		503,501,153
Health Care Providers & Services - 0.3%
Quest Diagnostics, Inc.	236,445	31,645,799
Health Care Technology - 0.9%
Cerner Corp.	567,088	53,102,120
Veeva Systems, Inc. Class A (a)	267,255	48,627,047
		101,729,167
Life Sciences Tools & Services - 0.5%
Mettler-Toledo International, Inc. (a)	44,303	56,598,412
Pharmaceuticals - 9.5%
Eli Lilly & Co.	1,530,308	447,048,876
Organon & Co.	488,695	15,799,509
Pfizer, Inc.	8,761,056	429,905,018
Zoetis, Inc. Class A	911,907	161,635,516
		1,054,388,919
TOTAL HEALTH CARE		2,194,060,017
INDUSTRIALS - 6.3%
Building Products - 0.4%
A.O. Smith Corp.	256,706	14,999,332
Masco Corp.	470,456	24,788,327
		39,787,659
Commercial Services & Supplies - 0.4%
Copart, Inc. (a)	411,292	46,743,336
Electrical Equipment - 0.1%
Atkore, Inc. (a)	88,859	8,539,350
Industrial Conglomerates - 2.2%
3M Co.	1,110,676	160,181,693
Roper Technologies, Inc.	192,322	90,375,954
		250,557,647
Machinery - 1.9%
Illinois Tool Works, Inc.	550,529	108,514,771
Nordson Corp.	104,171	22,468,643
Otis Worldwide Corp.	818,704	59,634,399
Snap-On, Inc.	103,550	22,003,340
		212,621,153
Professional Services - 0.8%
Robert Half International, Inc.	214,579	21,095,261
Verisk Analytics, Inc.	310,623	63,382,623
		84,477,884
Trading Companies & Distributors - 0.5%
Fastenal Co.	1,108,575	61,315,283
TOTAL INDUSTRIALS		704,042,312
INFORMATION TECHNOLOGY - 37.3%
IT Services - 10.8%
Automatic Data Processing, Inc.	812,180	177,201,432
MasterCard, Inc. Class A	1,250,975	454,579,296
Paychex, Inc.	618,556	78,389,602
VeriSign, Inc. (a)	186,261	33,282,978
Visa, Inc. Class A (b)	2,127,155	453,360,545
		1,196,813,853
Semiconductors & Semiconductor Equipment - 4.9%
Applied Materials, Inc.	1,740,314	192,043,650
Lam Research Corp.	110,821	51,615,989
Texas Instruments, Inc.	1,780,013	303,047,213
		546,706,852
Software - 12.6%
Adobe, Inc. (a)	882,776	349,535,157
Check Point Software Technologies Ltd. (a)	199,646	25,213,293
Fair Isaac Corp. (a)	52,730	19,695,182
Fortinet, Inc. (a)	261,559	75,593,167
Manhattan Associates, Inc. (a)	121,970	15,923,184
Microsoft Corp.	3,189,934	885,270,484
Paycom Software, Inc. (a)	92,781	26,115,068
Qualys, Inc. (a)(b)	64,354	8,770,163
		1,406,115,698
Technology Hardware, Storage & Peripherals - 9.0%
Apple, Inc.	6,367,704	1,003,868,535
TOTAL INFORMATION TECHNOLOGY		4,153,504,938
MATERIALS - 0.3%
Chemicals - 0.3%
CF Industries Holdings, Inc.	413,381	40,027,682
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Simon Property Group, Inc.	633,368	74,737,424
TOTAL COMMON STOCKS (Cost $8,873,763,800)		11,085,724,047

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (d) (Cost $1,982,907)	2,000,000	1,975,733

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 0.32% (e)	41,487,456	41,495,754
Fidelity Securities Lending Cash Central Fund 0.32% (e)(f)	232,705,629	232,728,900
TOTAL MONEY MARKET FUNDS (Cost $274,224,654)		274,224,654

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $9,149,971,361)	11,361,924,434
NET OTHER ASSETS (LIABILITIES) - (2.0)% (g)	(226,419,164)
NET ASSETS - 100.0%	11,135,505,270

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	242	Jun 2022	49,942,750	(724,199)	(724,199)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,975,733.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.
(g)	Includes $574,168 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.32%	-	2,017,700,987	1,976,205,233	39,630	-	-	41,495,754	0.1%
Fidelity Securities Lending Cash Central Fund 0.32%	234,182,625	595,518,494	596,972,219	132,686	-	-	232,728,900	0.6%
Total	234,182,625	2,613,219,481	2,573,177,452	172,316	-	-	274,224,654

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.